                              MILLER LEASING MIETE
                                      GMBH
       Louisenstrasse 145 - 61348 Bad Homburg - Tel.: (++49) 6172-4860-0
                            Fax (++49) 6172-4863-48
--------------------------------------------------------------------------------

FULL AMORTIZATION LEASING AGREEMENT NO.      13 00 00
FOR HARD- AND SOFTWARE
with purchase, extension and return options
between                                      and

CYBERNET INTERNET-DIENSTLEISTUNGEN           MILLER LEASING MIETE GMbH
AG                                           LOUISENSTRASSE 145
STEFAN-GEORGE-RING 19                        61348 BAD HOMBURG
81929 MUNICH

- hereinafter referred to as                 - hereinafter referred to as
  the "lessee" -                               the "lessor" -

Tel.   (++49)-89-993 15-0                    Fax:   (++49)-89-993-15-199
Bank:                                        Sort code:
Account no.:                                 Company registration no.:


The lessee hereby makes the lessor an offer to conclude a leasing agreement with the latter in accordance with the provisions BELOW AND OVERLEAF. The specific details of the individual leasing agreement are contained in a leasing system confirmation. The lessee grants the lessor a period of one month from the date of signature of the leasing agreement by the former to accept the contract offered.

Should the lessor accept this contract offered, the lessee simultaneously commissions the lessor to purchase the leased items selected by said lessee, under the manufacturer/supplier's contractual conditions. The hard- and/or software selected by the lessee itself will constitute the leased item.

This agreement constitutes a full amortization agreement with purchaser/extension/ return options.

Insofar as a software license agreement exists between the lessee and the manufacturer/supplier, the parties hereby agree that the lessor will take over this contract in accordance with a separate agreement to do so, which will form a constituent part of this leasing agreement.

The leasing agreement continues with Section 1-Section 13.

Munich, January 12, 1998                     Bad Homburg, January 22, 1998
[stamped]
Internet-Dienstleistungen AG
Stefan-George-Ring 19
D-81929 Munich
Tel.:     (++49)-89-9 93 15-0
Fax:      (++49)-89-9 93 15-199
[illegible signature]                        [illegible signature]
(Lessee, legally-binding signature                   (Lessor)
and company stamp)

                              MILLER LEASING MIETE
                                      GMBH
       Louisenstrasse 145 - 61348 Bad Homburg - Tel.: (++49) 6172-4860-0
                            Fax (++49) 6172-4863-48
--------------------------------------------------------------------------------


                                   SECTION 1
                            SUBJECT TO THE CONTRACT

(1) The lessor grants the lessee the right to use the leased item at the specified location for the purposes intended by the manufacturer/supplier, throughout the term of the leasing agreement, against payment. The leased item is described in the leasing system confirmation submitted by the lessor and appended to these general terms and conditions of leasing as a constituent part thereof. It represents the leasing agreement, in conjunction with these general terms and conditions of leasing and the cover sheet. A new leasing system confirmation must be signed by the parties for any exchange or expansion of or addition to the leased item or parts thereof. The conditions of the leasing agreement also apply to any exchange or expansion of or addition to the leased items.

(2) Use of the software will correspond to the conditions of the manufacturer/supplier's software license agreement. Should the lessee receive the software from the lessor direct, the former will consent to these conditions.

(3) The lessee will take care of the lessor's property and observe the relevant recommendations of the manufacturer/supplier when using the leased item. The lessee will be obliged to maintain the leased item in working order, at its own expense and risk.

(4) The lessee may not modify the leased item without the prior written consent of the lessor. The lessee will be entitled, and, upon demand by the lessor, obliged to restore the leased item to its original condition upon termination of the leasing agreement, at its own expense and risk.

(5) The lessee will be obliged to conclude a maintenance agreement for the hardware with the manufacturer/supplier or another specialist company, and a support agreement for the software throughout the term of the leasing agreement, at its own expense, and meet its resultant obligations. Any repairs or spare parts required will be for the account of the former.

(6) The manufacturer/supplier will invoice the lessee separately for subsidiary costs such as packaging, carriage and installation.


                                   SECTION 2
                              SEPARATION AGREEMENT

(1) The lessee agrees that the content of the leasing agreement will be legally and commercially separate from the consultancy agreement concluded with the manufacturer/supplier or a third party, and will thus be independent. The lessee will therefore be unable to assert any counter-claims, objections or protests against the lessor under the leasing agreement arising from poor fulfillment of the consultancy agreement.

                              MILLER LEASING MIETE
                                      GMBH
                    Louisenstrasse 145 - 61348 Bad Homburg -
               Tel.: (++49) 6172-4863-0 - Fax (++49) 6172-4863-48
--------------------------------------------------------------------------------

(2) The same will apply insofar as the lessee concludes a software license agreement directly with the manufacturer/supplier or a third party.

                                   SECTION 3
                          TRANSFER OF THE LEASED ITEM

(2) The lessee will be obliged to provide the lessor with an immediate written confirmation of transfer of the entire leased item or of a commercially viable partial delivery, in perfect working order, by correct completion of the transfer confirmation form provided by the lessor, including a legally-binding signature, stating the date of transfer. The lessee agrees that submission of such a transfer confirmation will constitute grounds for payment of the purchase price by the lessor to the manufacturer/supplier. As a result, incomplete or incorrect declarations in the transfer confirmation will be the responsibility of the lessee,, insofar as the lessor consequently suffers a loss or disadvantage. The lessee will be at liberty to prove that it is not negligent, or negligent only to a lesser degree compared to the software supplier, for the incomplete or incorrect declaration.

(2) After acceptance, which is the lessee's obligation, the lessee must inspect the leased item immediately and notify the manufacturer/supplier and the lessor at the same time of any defects under Section 377, Section 378 or Section 381, sub-paragraph 2 of the HGB [German Commercial Code].

(3) When the transfer confirmation has been signed, the term of the lease of the leased item will begin from the date of transfer. The lessee will be obliged to sign the transfer confirmation when the leased item is put into use at the latest, adding the date of transfer.

(4) Should the lessee infringe its obligation to submit the signed transfer confirmation, the lessor will be obliged to set a reasonable extension to the deadline, under penalty of refusal. Should the lessee not meet this demand, the lessor will be entitled to terminate the contract.

                                   SECTION 4
                                    PAYMENTS

(1) The leasing installment must be paid monthly in advance by the first day of every month to the lessor's account, charges paid. The date of the credit will determine whether payment has been made on time. Should the beginning of the term of the lease agreement under Section 3 (3) not fall on the first of the month, an installment of 1/30 of the monthly leasing installment will be payable for each day of potential use within the first month. This will apply analogously to the last month of use.

(2) Should there be a change in the capital market interest rates on which the leasing installment is based on the date of calculation, between conclusion of

                              MILLER LEASING MIETE
                                      GMBH
                    Louisenstrasse 145 - 61348 Bad Homburg -
               Tel.: (++49) 6172-4863-0 - Fax (++49) 6172-4863-48
--------------------------------------------------------------------------------

     the leasing agreement and commencement of the term of the lease under
     Section 3 (3), the lessor will be entitled and obliged to increase or reduce the leasing installment by the same proportion by which the capital market interest rates rise or fall from the date of calculation to the beginning of the term of the lease under Section 3 (3). This will apply analogously in the event of a change in the purchase price as the basis of calculation of the leasing installments, etc., insofar as the purchase price changes between conclusion of the leasing agreement and delivery.

(3) The leasing installment, the VAT and all other amounts due will be collected by direct debit. The lessee hereby grants the lessor the necessary authorization to do so until further notice.

(4) The lessee will only be entitled to offset amounts if its counter-claims are legally binding, accepted or undisputed.

(5) The lessee will be responsible for all fees, contributions, taxes and other charges relating to the use or keeping of the leased item. The leasing installment will only take account of the taxes applicable at the time of conclusion of the leasing agreement. Should these change, the lessee will have to pay the additional amount. The lessor will be entitled and obliged to adjust the leasing installment accordingly.

                                   SECTION 5
                    RISK -- INSURANCE -- PROPRIETARY RIGHTS

(1) Delivery, set-up, installation and de-installation of the leased item will take place at the lessee's expense and risk.

(2) The lessee will be responsible for the substantive and price risk. Should the leased item be destroyed or damaged, the lessee will not be discharged from further payment of the leasing installments. It will be obliged to restore the leased item at its own expense. In the event of destruction or major damage, both contracting parties will be entitled to terminate the agreement without notice. In such a case, however, the lessee will remain obliged to meet the lessor's claim for full amortization in accordance with the stipulation under Section 7 (5).

(3)  The lessor will take out electronic equipment insurance for the leased item in accordance with the conditions of AVFE 76, at the lessee's expense, from the commencement of the term of the lease in accordance with
     Section 3 (3), at the site stipulated in the leasing system confirmation, until the end of the term of the lease agreement. The conditions thereof will be submitted to the lessee on request. The excess to be paid by the lessee will be DM 1,000 each and every claim.

(4) The lessee itself will be responsible for appropriate insurance cover for the preceding period. The lessee hereby assigns any claims arising from said insurance to the lessor, who accepts such assignment.

                              MILLER LEASING MIETE
                                      GMBH
                    Louisenstrasse 145 - 61348 Bad Homburg -
               Tel.: (++49) 6172-4863-0 - Fax (++49) 6172-4863-48
--------------------------------------------------------------------------------

(5) The lessor must be informed immediately of any loss. Repair of the leased item must be agreed with the lessor, insofar as the repair costs exceed DM 1,000. It will be the lessee's responsibility to ensure that insurance is taken out to cover any loss in excess of this amount.

(6) The lessor will conclude data media insurance for the software from the commencement of the term of the lease in accordance with Section 3 (3) to the end thereof, at the expense of the lessee. The conditions will be submitted to the lessee upon request.

(7) Removal of the leased item from the site specified on the leasing system confirmation is not permitted without the lessor's prior written approval. The lessor or its representatives will be entitled to satisfy themselves of the condition of the leased item during normal business hours and check that it is being used for its intended purpose. The lessor may demand that the leased item be marked as its property.

(8) The lessee must inform the lessor immediately if its proprietary rights are endangered, by seizure of the leased item by third parties, for example. The lessee must inform the lessor in writing immediately of any imminent or effective distraint upon the leased item. The same will apply in the event of imminent forced sale or sequestration of the property on which the leased item is located. The lessee will be responsible for all intervention costs incurred for protection of the lessor's property.

(9) Should the leased item constitute a firm fixture of a property or building, this will only be the case for a temporary purpose, with removal of the leased item from the property or building at the end of the lease agreement intended. Should the lessee not be the owner of the property or building, the former must make it clear to the owner that the leased item is only affixed for a temporary purpose. The lessor will also be entitled to do this.

                                   SECTION 6
                      LIABILITY -- GUARANTEE -- ASSIGNMENT

(1) In view of the fact that the lessor's personal liability towards the lessee under the lease agreement is contracted out for the term of said agreement, the lessor hereby assigns all claims to which it is entitled from the purchase of the leased item from the manufacturer/supplier, with the exception of the claim for performance, to the lessee. This will apply in particular to claims arising from delay, poor performance, guarantee, liability for sound title and other contractual or statutory claims. The lessee will assert such claims against the manufacturer/supplier in good time, at its own expense and at its own risk. This will apply in particular to any guarantee claims which the lessee must assert exclusively against the manufacturer/supplier.

(2) The lessee will indemnify the lessor against any third party claims pertaining to the ownership and use of the leased item, particularly from the breach of industrial proprietary rights.

                              MILLER LEASING MIETE
                                      GMBH
        Louisenstrasse 145 - 61348 Bad Homburg - Tel: (++49)6172-4863-0
                             Fax (++49)6172-4863-48
--------------------------------------------------------------------------------

(3) Insofar as the lessee institutes legal proceedings against the manufacturer/supplier, particularly to cancel the contract or reduce the purchase price, it will be obliged to ensure in the petition that repayment will be made to the lessor direct. The same will apply if the lessee reaches an out-of-court settlement with the manufacturer/supplier. The lessee will also be obliged to inform the lessor in writing immediately of any warranty claim or other defects which occur in the use of the leased item. This will apply specifically in the case of institution of legal proceedings, in which case the lessor must be given the opportunity to participate therein.

(4) In the event of cancellation of the contract between the lessee and the manufacturer/supplier, irrespective of whether this takes place on the basis of contractual agreements or a court judgment, the commercial basis of the leasing agreement will cease to exist, with retrospective effect. In this case, the lessor will be obliged to repay the leasing installments received to the lessee, as if the lessee had not, or could not have, obtained any benefit from the use of the leased item. Should the lessee successfully assert a claim against the manufacturer/supplier for a reduction, the leasing installments will be reduced accordingly.

(5) Should the lessee successfully assert a claim against the manufacturer/supplier for a replacement delivery of the leased item, title to the replacement leased item delivered will be transferred directly to the lessor. The lessee will inform the lessor of the serial number or other distinguishing marks of the replacement leased item after it has been exchanged and confirm receipt and the efficiency of the replacement leased item to the lessor.


                                   SECTION 7
     ARREARS OF PAYMENT BY THE LESSEE -- MATURITY -- NOTICE OF TERMINATION

(1) Should the lessee fall into arrears of payment in whole or in part, the lessor will be entitled to charge interest on arrears at 5% above the respective discount rate of the Deutsche Bundesbank [Central Bank of Germany]. Should the lessor incur a further loss as a result of late payment, this must be refunded by the lessee. However, should the lessee prove that the late payment has entailed no, or a far smaller, loss, only this lower amount must be refunded to the lessor.

(2) Should the lessee fall into arrears of two consecutive leasing installments or a substantial proportion thereof, the lessor will be entitled to serve notice of immediate termination. The same will also apply if there is a substantial deterioration in the lessee's financial circumstances, as a result of enforcement measures, refusal of payment of bills of exchange or cheques, for example, or if composition or bankruptcy proceedings are opened on the assets of the lessee or one of its personally liable shareholders.

                              MILLER LEASING MIETE
                                      GMBH
        Louisenstrasse 145 - 61348 Bad Homburg - Tel: (++49)6172-4863-0
                             Fax (++49)6172-4863-48
--------------------------------------------------------------------------------

(3) Moreover, the lessor will be entitled to terminate the leasing agreement without notice insofar as the lessee culpably breaches its essential duties under the leasing agreement, despite a prior written warning.

(4) In all cases in which the lessor is entitled to serve notice of immediate termination, the lessor will be entitled to demand compensation for non-performance.

(5) Insofar as the lessor may be entitled to the right to serve notice of immediate termination, the lessor's claim for compensation will be calculated in such a way that all leasing installments due on the basis of the claim for full amortization to which the lessor is entitled, plus appropriate interest, will be due immediately. Insofar as the lessor incurs additional expenses as a consequence of notice of termination (valuation costs, compensation for prepayment, etc.), it will be entitled to invoice these too, within the scope of a claim for compensation. Insofar as the lessor saves expenses as a consequence of said notice of termination, these must be deducted. The lessor will also be obliged to dispose of the leased item as favorably as possible. Proceeds of disposal must be credited to the lessee in the lessor's claim for compensation, after deduction of the cost of disposal and/or seizure. The lessor will be entitled to any excess proceeds. The lessee will bear the risk for the lessor's ability to dispose of the leased item.

(6)  Section 569 of the BGB [German Civil Code] will not apply.


                                   SECTION 8
        RIGHTS OF THE LESSEE AFTER EXPIRY OF THE BASIC TERM OF THE LEASE

(1) The lessee will decide no later than three months prior to expiry of the basic term of the lease whether it will then exercise its extension option hereby granted, return the leased item to the lessor, or exercise its purchase option also hereby granted, at its discretion.

(2) In respect of the purchase option, the purchase price will depend on the book value of the leased item determined at the end of the basic term of the lease, allowing for depreciation for wear and tear (table) [AfA-Tabelle], or its fair market value at that time, whichever is lower. Proof that the fair market value is lower will be incumbent on the lessee. Written confirmation of exercise of the purchase option will be required. The purchase price will be due at the end of the term of the lease. Any warranty claims will be precluded.

(3) Should the lessee decide to exercise its option to extend the leasing agreement, the extension leasing installment will depend on the wear and tear on the leased item, calculated on the basis of the book value at the end of the basic term of the lease, taking account of depreciation for wear and tear (table), or its fair market value at that time, if lower. Proof that the fair market value is lower will be incumbent on the lessee. Written confirmation

                              MILLER LEASING MIETE
                                      GMBH

        Louisenstrasse 145-61348 Bad Hornburg  Tel.: (++49) 6172-4863-0
                             Fax (++49)6172-4863-48
--------------------------------------------------------------------------------

     of exercise of the extension option will be required. Claims under Section 537 and Section 538 of the BGB [German Civil Code] will be precluded.

(4) The lessee will be obliged to meet its obligations under the software license agreement throughout the extension of the contract or after exercising the purchase option.

                                   Section 9
                           Return of the leased item

(1) The leased item, including the software, data media, full documentation and accessories, will be returned to the lessor at the lessee's expense and risk. The lessee must delete any other copies of the software it has and the version installed on the hardware after expiry of the contract, and confirm deletion to the lessor in writing. The lessor may specify any location in Germany as the place of transfer. The lessor may instruct the lessee to scrap the leased item, at the latter's expense, instead of returning it.

(2) If the leased item is returned, it must be in a condition appropriate for contractual use. The lessee will be liable for any defects and shortcomings.

(3) Should the lessee fail to return the leased item after expiry of the basic term of the lease, despite a request from the lessor to do so, the lessor may demand the agreed leasing installment for the duration of retention as compensation. The right to assert any further claim is reserved.

(4) Section 4(4) will apply analogously to any right of retention of the leased item.

                                   Section 10
                            Agreement on termination

(1) The agreement may be terminated prematurely prior to expiry of its basic term, by agreement between the parties. However, this will not be admissible until 40% of the ordinary useful life has expired, in accordance with the official table for wear and tear of the leased item.

(2) Agreement on premature termination will be conditional on an offer by the lessee to pay the lessor an amount for the remaining outstanding leasing installments within the scope of the full amortization obligation of the lessee, appropriately discounted, plus all individual costs associated with premature termination of the agreement which the lessor has renounced, particularly any compensation for prepayment, plus VAT at the statutory rate.

(3) The lessor will be obliged to dispose of the leased item as favorably as possible. 90% of the proceeds of disposal (net of VAT, but after deduction of the cost of disposal) will be credit to the lessee up to the amount of the claim for full amortization by the lessor.

                              MILLER LEASING MIETE
                                      GMBH
        Louisenstrasse 145-61348 Bad Hornburg  Tel.: (++49) 6172-4863-0
                             Fax (++49)6172-4863-48
--------------------------------------------------------------------------------

                                   Section 11
                Assignment of the lessee's rights - Sub-leasing

(1) Assignment or transfer of any nature or pledging of the rights and claims to which the lessee is entitled under this contract will not be permitted.

(2) Sub-leasing or cession of the leased item to third parties in any other way will require the prior written consent of the lessor.

                                   Section 12
         Transfer of the lessor's rights and obligations - Refinancing

(1) The lessee consents to transfer of the rights and obligations arising from this leasing agreement to third parties by the lessor in whole or in part. This is admissible specifically within the scope of refinancing. The lessee hereby consents to assignment of the leasing receivables.

(2) The lessee is obligated to make payments only to the specified account, in accordance with a memorandum on this subject from the lessor or the refinancing agency.

(3) The lessee will also be obliged to submit all declarations to the refinancing agency which are normally demanded by the latter for the purpose of refinancing, taking appropriate account of the lessee's interests.

                                   Section 13
          Miscellaneous - Court of jurisdiction - Place of performance

(1) The lessee will provide the lessor with information and evidence of its financial position annually, on its own initiative, after audited annual accounts have been drawn up, and upon request. The lessor will be entitled to submit the documents received from the lessee prior to conclusion of the agreement and in subsequent years for the purpose of checking its creditworthiness, to the respective refinancing agency for inspection.

(2) The lessee must inform the lessor in writing immediately of any transfer of domicile or registered office and changes in the legal form and liability of its company.

(3) Amendments or additions to this contract will only be valid if made in writing.

(4) THE LESSEE CONSENTS TO STORAGE, AMENDMENT OR DELETION OF PERSONAL DATA PERTAINING TO THE FORMER BY THE LESSOR, TAKING ACCOUNT OF THE PROVISIONS OF CURRENT DATA PROTECTION LEGISLATION, AND COMMUNICATION THEREOF TO THIRD PARTIES FOR THE PURPOSE OF REFINANCING.

(5) Insofar as the lessee is a businessman or a statutory body, or constitutes a special public fund, the court of jurisdiction and place of performance will be the court with jurisdiction at the registered office of the lessor.

In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court of Landshut (Landgericht Landshut) I hereby certify that the foregoing is a true and complete English translation of a photocopy of the document in the German language submitted to me.

(Als vom Prasidenten des Landgerichts Landshut Offentlich bestellte und allgemein beeidigte Ubersetzerin fur die englische Sprache bestatige ich:
Vorstehende englische Ubersetzung der mir in Photokopie vorgelegten, in deutscher Sprache abgefassten Urkunde ist richtig und vollstandig.)

Landshut, Federal Republic of German,
September 3, 1998




/s/ BIRGIT PLEIER
Birgit Pleier
Sworn translator

                              MILLER LEASING MIETE
                                      GMBH
Louisenstr. 145 - 61348 Bad Homburg - Tel.: (++49) 6172-4863-0 Fax (++49)
6172-4863-48

-------------------------------------------------------------------------------
LEASING SYSTEM CONFIRMATION NO. 13 00 00
pertaining to leasing agreement no. 130000 of January 1998
-------------------------------------------------------------------------------
between                                 and
CYBERNET INTERNET-                      MILLER LEASING MIETE GMBH
DIENSLEISTUNGEN AG                      LOUISENSTRASSE 145
STEFAN-GEORGE-RING 19                   61348 BAD HOMBURG
81929 MUNICH
as lessee                               as lessor
--------------------------------------------------------------------------------
For the leased item described below in
more detail from the manufacturer/      TELEMATION
supplier:                               NETZWERK AG
Site/delivery address:                  TO BE ADVISED
Fixed agreed basic term of the lease:   36 MONTHS           New system        o
Non-binding delivery date:              ASAP                Second hand
Offer price in DM Section 8(1):         --                  system            o
Order no.                                                   Date of initial
Date of calculation:                    DECEMBER 29, 1997   acquisition
--------------------------------------------------------------------------------
Model no.      Qty.      Description    Monthly leasing     Purchase price as
                                        installment excl.   a basis for
                                        maintenance (in     calculation of the
                                        DM, net of VAT)     leasing installment
                                                            (in DM, net of VAT)
-------------------------------------------------------------------------------


                         SEE APPENDIX
                         FOR
                         CONFIGURATION



-------------------------------------------------------------------------------
                         Net amount:             32,269.00                   --
--------------------------------------------------------------------------------
     Total for insurance for electronic             211.60                   --
    equipment (incl. insurance tax):
--------------------------------------------------------------------------------
                          Net total:             32,480.60          1,058,002.50
--------------------------------------------------------------------------------
       plus VAT at the statutory rate             4,872.09            158,700.38
                    (currently 15%):
--------------------------------------------------------------------------------
         Gross total (subject to the             37,352.69          1,216,702.88
         stipulation of Section 4 of
             the leasing agreement):
-------------------------------------------------------------------------------

Munich, January 12, 1998                          Bad Homburg, January 22, 1998
<<Stamped:>>
Cybernet
Internet-Dienstleistungen AG
Stefan-George-Ring 19
D-81929 Munich
Tel.:  (++49)-89-9 93 15-0
Fax :  (++49)-89-9 93 15-199
<<illegible signature>>                           <<illegible signature>>
(Lessee, legally-binding signature                       (Lessor)
and company stamp)


Version of April 16, 1996

In my capacity as a public translator for the English language, duly commissioned and sworn by the President of the Regional Court of Landshut (Landgericht Landshut) I hereby certify that the foregoing is a true and complete English translation of a photocopy of the document in the German language submitted to me."

(Als vom Prasidenten des Landgerichts Landshut offentlich bestellte und allegemein beeidigte Ubersetzerin fur die englische Sprache bestatige ich:
Vorstehende englische Ubersetzung der mir in Photokopie vorgelegten, in deutscher Sprache abgefassten Urkunde ist richtig and vollstandig.)

Landshut, Federal Republic of Germany,
September 3, 1998


/s/ BIRGIT PLEIER
---------------------------
Birgit Pleier
Sworn translator